                        The Eagle
                    International
                 Equity Portfolio

                                        Prospectus






                                        March 2, 1998


                                        EAGLE
                                        Asset Management Inc.

                                        880 Carillon Parkway  P.O. Box 10520
                                        St. Petersburg, FL 33733-0520
                                        (813) 573-2453  (800) 237-3101

         ABOUT THE EAGLE CLASS OF THE PORTFOLIO

         Expense summary                                           2
        ........................................................................

         Financial Highlights                                      3
        ........................................................................

         Objective                                                 4
        ........................................................................

         How the objective is pursued                              4
        ........................................................................

         Other investment policies and risk factors                5
        ........................................................................

         How performance is shown                                  8
        ........................................................................

         How the Portfolio is managed                              8
        ........................................................................

         Distribution Plan                                         9
        ........................................................................

         Organization and history                                  9
         ABOUT YOUR INVESTMENT
         How to buy shares                                         9
        ........................................................................

         How to sell shares                                       10
        ........................................................................

         How the Portfolio values its shares                      11
        ........................................................................

         How distributions are made; tax information              11
        ........................................................................

         Shareholder Information                                  12

EAGLE INTERNATIONAL EQUITY PORTFOLIO
EAGLE CLASS OF SHARES

PROSPECTUS -- MARCH 2, 1998

Eagle International Equity Portfolio (the "Portfolio") seeks capital appreciation principally through investment in an international portfolio of equity securities. Income is an incidental consideration. The Portfolio invests primarily in equity securities of companies whose principal activities are outside of the United States. Although the Portfolio offers other classes of shares, this Prospectus relates only to the Eagle Class. The Portfolio is a series of Heritage Series Trust.

This Prospectus explains concisely what you should know before investing in the Portfolio. Please read it carefully and keep it for future reference. You can find more detailed information in the Statement of Additional Information dated March 2, 1998, which is incorporated by reference herein. A copy of the Statement of Additional Information, which has been filed with the Securities and Exchange Commission, is available free of charge and shareholder inquiries can be made by writing to Eagle Asset Management, Inc. or by calling (800) 237-3101.

Fund shares are not deposits or obligations of, or guaranteed or endorsed by, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

880 Carillon Parkway
P.O. Box 10520
St. Petersburg, Florida 33733-0520
(800) 237-3101

                                P R O S P E C T U S

ABOUT THE EAGLE CLASS OF THE PORTFOLIO

EXPENSE SUMMARY

Expenses are one of several factors to consider when investing in the Eagle Class of the Portfolio. The following table summarizes your maximum transaction costs from investing in the Eagle Class and expenses that the Eagle Class incurred during its 1997 fiscal year.

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)                                             NONE
------------------------------------------------------------------
Deferred Sales Charge                                         NONE
------------------------------------------------------------------
Wire Redemption Fee (per transaction)                        $5.00
==================================================================
ANNUAL EAGLE CLASS OPERATING EXPENSES
  (as a percentage of average net assets)
------------------------------------------------------------------
Management Fees (after fee waiver)                            0.74%
------------------------------------------------------------------
Rule 12b-1 Fees (including shareholder servicing fees)        1.00%
------------------------------------------------------------------
Other Expenses                                                0.86%
------------------------------------------------------------------
Total Eagle Class Operating Expenses (after fee waiver)       2.60%
------------------------------------------------------------------

The table is provided to help you understand the expense of investing in the Eagle Class. The Portfolio's investment adviser, Eagle Asset Management, Inc. ("Eagle"), voluntarily waives its fee or, if necessary reimburses the Eagle Class, to the extent that "Total Eagle Class Operating Expenses," exclusive of foreign taxes paid, exceed 2.60% of the Portfolio's average daily net assets attributable to the Eagle Class during the fiscal year. Absent such waiver, "Management Fees" would have been 1.00%, and "Total Eagle Class Operating Expenses" would have been 2.86%. Due to the imposition of Rule 12b-1 Fees, it is possible that long-term shareholders of the Eagle Class may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The following Example shows the estimated cumulative expenses attributable to a hypothetical $1,000 investment in shares of the Eagle Class over specified periods.

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------
Total Eagle Class Operating Expenses         $26             $81            $138             $293
---------------------------------------------------------------------------------------------------

This Example does not represent past or future expense levels. Actual Portfolio expenses may be more or less than those shown above. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary.

                                P R O S P E C T U S

FINANCIAL HIGHLIGHTS

The following table shows important financial information for an Eagle Class share of the Portfolio outstanding for the periods indicated, including net investment income, net realized and unrealized gain on investments, and certain other information. It has been derived from financial statements appearing in the Statement of Additional Information ("SAI"). The financial statements and information in this table for the two fiscal years ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the SAI. Additional performance information is contained in the Portfolio's Annual Report to Shareholders, which may be obtained without charge, by calling the Portfolio at the telephone number on the front page of this Prospectus. Information presented for the fiscal period ended October 31, 1995 was audited by other auditors who served as the Trust's independent accountant.

                                  EAGLE CLASS*

                                                              FOR THE YEARS ENDED
                                                                  OCTOBER 31,
                                                              --------------------
                                                               1997         1996        1995+
                                                              -------      -------      ------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $22.14       $20.79       $20.00
                                                              ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (a)...................................   (0.11)        (.01)        (.03)
  Net realized and unrealized gain on investments...........    2.28         1.84         0.82
                                                              ------       ------       ------
  Total from investment operations..........................    2.17         1.83         0.79
                                                              ------       ------       ------
DISTRIBUTIONS:
  Dividends from net investment income......................    (.31)        (.01)         .00
  Distributions from net realized gain on investments.......    (.17)       (0.47)         .00
                                                              ------       ------       ------
  Total Distributions.......................................    (.48)       (0.48)         .00
                                                              ------       ------       ------
  Net asset value, end of the period........................  $23.83       $22.14       $20.79
                                                              ======       ======       ======
  Total Return (%)..........................................    9.98(d)      8.93         3.95(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Ratio of operating expenses, net, to average daily net
     assets (a).............................................    2.60         2.60         2.60(b)
  Ratio of net investments loss to average daily net
     assets.................................................    (.47)       (0.02)       (0.33)(b)
  Portfolio turnover rate...................................      50           59           61(b)
  Average commission rate on portfolio transactions.........  $.0164       $.0289           --
  Net assets, end of period (millions)......................  $   32       $   22       $   10

---------------

 * Per share amounts have been calculated using the monthly average share method.
 +  For the period May 1, 1995 (commencement of operations) to October 31, 1995.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.06, $.16 and $.17 per Eagle share for each of the three periods ended October 31, 1997, respectively. The operating expense ratios including such items would have been 2.86%, 3.31% and 5.09% (annualized) for Eagle shares for each of the three periods ended October 31, 1997, respectively.
(b) Annualized.
(c) Not annualized.
(d) These returns are calculated based on the published net asset value.

                                P R O S P E C T U S

OBJECTIVE

The Portfolio seeks capital appreciation principally through investment in an international portfolio of equity securities. Income is an incidental consideration. There can be no assurance that the Portfolio's investment objective will be achieved.

HOW THE OBJECTIVE IS PURSUED

Under normal market conditions, at least 65% of the Portfolio's total assets are invested in common stocks (which may or may not pay dividends), convertible bonds, convertible preferred stocks, warrants, rights or other equity securities of foreign issuers and sponsored and unsponsored depository receipts representing the securities of foreign issuers (including American Depository Receipts, European Depository Receipts, Global Depository Receipts and International Depository Receipts, among others). The Portfolio can invest up to 5% of its assets in convertible securities rated below investment grade by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated securities deemed to be below investment grade by the Portfolio's subadviser. Its remaining assets may be invested in investment grade non-convertible foreign debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase agreements and foreign and domestic short-term investments as discussed in the SAI. In addition, the Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end investment companies that invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service fees, which are in addition to the fees the Portfolio pays to its own service providers. The Portfolio may borrow up to 10% of its total assets from banks as a temporary measure, such as to meet higher than anticipated redemption requests. For a further discussion of these investment objectives and policies, see "Investment Information" in the SAI.

The Portfolio normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). Countries in the EAFE Index include Japan, France, the United Kingdom, Germany, Hong Kong and Malaysia, among others. The Portfolio also invests in emerging markets (which may include investments in countries such as India, Mexico and Poland, for example). Emerging markets are those of countries whose markets may not yet fully reflect the potential of the developing economy. The Portfolio may invest in foreign currency and purchase and sell foreign currency forward contracts and futures contracts. See "Other Investment Policies and Risk Factors -- Futures Transactions; Foreign Currency Transactions" below.

The Portfolio will not limit its investments to any particular type or size of company. It may invest in companies whose earnings are believed by the Portfolio's investment subadviser, Martin Currie Inc. (the "Subadviser"), to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought by the Subadviser to be undervalued. It may invest in small and relatively less well known companies, which may have more restricted product lines or more limited financial resources than larger, more established companies and may be more severely affected by economic downturns or other adverse developments. Trading volume of these companies' securities may be low and their market values may be volatile. While the Portfolio's investment strategy generally will emphasize equity securities, the Portfolio may invest a portion of its assets in investment grade fixed income securities when, in the opinion of the Subadviser, equity securities appear to be overvalued or the Subadviser otherwise believes investing in fixed income securities affords the Portfolio the opportunity for capital growth, as in periods of declining interest rates.

In allocating the Portfolio's assets among the various securities markets of the world, the Subadviser considers such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Portfolio may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Portfolio's investments involve securities principally traded in at least three different countries. Otherwise, there are no prescribed limits on geographic asset distribution and the Portfolio has the authority to invest in securities traded in securities markets of any

                                P R O S P E C T U S
country in the world. The Portfolio will invest only in markets where, in the judgment of the Subadviser, there exists an acceptable framework of market regulation and sufficient liquidity.

The securities markets of many nations can be expected to move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in an international securities portfolio, the Portfolio seeks to reduce the risks associated with investing in the economy of only one country. See "Other Investment Policies and Risk Factors -- Foreign Investments -- Risk Factors" below.

Although the Portfolio will not trade primarily for short-term profits, the Subadviser may make investments with potential for short-term appreciation when such action is deemed desirable and in the best interests of shareholders. In addition, for temporary defensive purposes, the Portfolio may invest all or a major portion of its assets in (1) foreign debt securities, (2) debt and equity securities of U.S. issuers, and (3) obligations issued or guaranteed by the United States or a foreign government or their respective agencies, authorities or instrumentalities. Portfolio shares will fluctuate in value as a result of changes in the value of its portfolio investments. The Portfolio may invest up to 10% of its net assets in illiquid securities.

OTHER INVESTMENT POLICIES AND RISK FACTORS

The Portfolio may engage in the following investment practices, among others, each of which involves special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks. The Portfolio's investment objective is fundamental and may not be changed without shareholder approval. All policies of the Portfolio described in this Prospectus may be changed by the Board of Trustees without shareholder approval. For a further discussion of the Portfolio's investment policies and risks, see "Investment Information" in the SAI.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics and provide the potential for capital appreciation if the market price of the underlying common stock increases. The Portfolio may invest in convertible securities that are rated as investment grade (BBB or above by S&P or Baa or above by Moody's) at the time of purchase, or unrated convertible securities deemed to be of comparable quality by the Subadviser. Securities rated in the lowest category of investment grade are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolio may retain a security that subsequently has been downgraded below investment grade if, in the Subadviser's opinion, it is in the Portfolio's best interest. The Portfolio also may invest in convertible securities rated below investment grade by S&P or Moody's or unrated securities deemed to be below investment grade by the Subadviser. The price of lower-rated securities tends to be less sensitive to interest rate changes than the price of higher-rated securities, but more sensitive to adverse economic changes or individual corporate developments. Securities rated below investment grade are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. See the SAI for a discussion of the risks associated with these lower-rated securities and the Appendix to the SAI for a description of S&P's and Moody's corporate bond ratings.

FOREIGN INVESTMENTS -- RISK FACTORS. The Portfolio's investments in securities of foreign issuers, or securities principally traded overseas, may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore,

                                P R O S P E C T U S
foreign issuers are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are generally higher than in the United States. Foreign settlement procedures and trade regulation may involve certain risks (such as delay in payment or delivery of securities or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. There also are special tax considerations that apply to foreign currency denominated securities.

The Portfolio's investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

The Portfolio's investments in foreign currency denominated debt obligations and hedging activities likely will produce a difference between its book income and its taxable income. If the Portfolio's book income exceeds its taxable income, a portion of the Portfolio's income distributions would constitute returns of capital for tax purposes because the Portfolio distributes substantially all of its net investment income. See "How Distributions Are Made; Tax Information." In addition, if the Portfolio's taxable income exceeds its book income, the Portfolio might have to distribute all or part of that excess to qualify as a "regulated investment company" for Federal tax purposes or to avoid the imposition of a 4% excise tax on certain undistributed income and gains. See "Taxes" in the SAI.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Portfolio may purchase portfolio securities on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time ("forward commitments"). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. No income accrues to the purchaser of such securities prior to delivery.

ILLIQUID SECURITIES. The Portfolio may invest in "illiquid securities," which are defined as securities that may not be disposed of in the ordinary course of business at approximately the value at which the Portfolio has valued such securities, and which includes certain securities whose disposition is restricted by the securities laws.

FUTURES TRANSACTIONS; FOREIGN CURRENCY TRANSACTIONS. The Portfolio may engage in transactions in futures contracts and forward contracts to adjust the risk/return characteristics of the Portfolio's investment portfolio. The Portfolio may buy and sell stock index and currency futures contracts. A currency futures contract is an agreement between two parties to buy and sell the underlying currency for a set price on a future date. A stock index future is an obligation to make or take a cash settlement, in the future, based on price movements that occur in the specific stock index underlying the contract.

If the Subadviser wants to hedge the Portfolio's exposure to a broad decline in equity market prices, it might sell futures contracts on stock indices. Then, if the value of the underlying securities declines, the value of the futures contracts should increase. If, however, the value of the underlying securities increases, the Portfolio should suffer a loss on its futures contract position. Likewise, if the Portfolio expects stock prices to rise, the Portfolio might purchase stock index futures contracts to offset potential increases in the acquisition cost of securities that the Portfolio intends to acquire. If, as expected, the market value of the equity indices and futures contracts with respect thereto increase, the Portfolio would benefit from a rise in the value of long-term securities without actually buying them until the market had stabilized. However, if the value of the equity indices decline, the value of the futures contracts also will decline.

                                P R O S P E C T U S

The Portfolio also may buy and sell foreign currencies, foreign currency futures contracts and forward foreign currency contracts. A forward foreign currency contract is an agreement between the Portfolio and a contra party to buy or sell a specified currency at a specified price and future date. If a decline in the value of a particular currency relative to the U.S. dollar is anticipated, the Portfolio may enter into a futures contract or forward contract to sell that currency as a hedge. If it is anticipated that the value of a foreign currency will rise, the Portfolio may purchase a currency futures contract or forward contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies.

The Portfolio might not use any of the strategies described above, and there can be no assurance that any strategy used will succeed. If the Subadviser incorrectly forecasts stock market or currency exchange rates in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. Although futures contracts and forward contracts are intended to replicate movements in the cash markets for the securities and currencies in which the Portfolio invests without the large cash investments required for dealing in such markets, they may subject the Portfolio to additional risks. The principal risks associated with the use of futures and forward contracts are: (1) imperfect correlation between movements in the market price of the portfolio investment or currency (held or intended to be purchased) being hedged and in the price of the futures contract or forward contract; (2) possible lack of a liquid secondary market for closing out futures or forward contract positions; (3) the need for additional portfolio management skills and techniques; (4) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Portfolio to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Portfolio to close out or liquidate a hedged position.

For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security or currency being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The Subadviser will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of currency exchange rate or stock market trends by the Subadviser may still not result in a successful transaction. The Subadviser may be incorrect in its expectations as to the extent of various currency exchange rate or stock market movements or the time span within which the movements take place.

REAL ESTATE INVESTMENT TRUSTS. The Portfolio can invest in REITs, including equity REITs, which own real estate properties, and mortgage REITs, which make construction, development and long-term mortgage loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Portfolio purchases securities and commits to resell the securities to the original seller (a member bank of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt, the Portfolio

                                P R O S P E C T U S
intends to enter into repurchase agreements only with banks and dealers in transactions believed by Eagle to present minimal credit risks in accordance with guidelines established by the Board of Trustees.

HOW PERFORMANCE IS SHOWN

TOTAL RETURN DATA MAY FROM TIME TO TIME BE INCLUDED IN ADVERTISEMENTS ABOUT THE PORTFOLIO. "Total Return" for the one-, five- and ten-year periods or, if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Portfolio at the public offering price. The Portfolio also may advertise total return calculated without annualizing the return and total return may be presented for other periods. By not annualizing the returns, the total return calculated in this manner will simply reflect the increase in net asset value per share over a period of time, adjusted for dividends and other distributions. The Portfolio's performance may be compared to various indices.

ALL DATA IS BASED ON THE PORTFOLIO'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investment portfolio and the Portfolio's operating expenses. Investment performance also often reflects the risks associated with the Portfolio's investment objective and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles. For more information on investment performance, see the SAI.

HOW THE PORTFOLIO IS MANAGED

The Trustees are responsible for generally overseeing the conduct of the Portfolio's business and affairs. Subject to this oversight, Eagle acts as the Portfolio's investment adviser. The annual advisory fee paid monthly by the Portfolio to Eagle is based on the Portfolio's average daily net assets and is 1.00% on the first $100 million of assets and .80% thereafter. Eagle voluntarily waives fees and reimburses expenses as explained under "Expense Summary" and reserves the right to discontinue any voluntary waiver of its fees or reimbursements to the Portfolio in the future. Eagle may recover fees waived in the previous two years.

Eagle has been managing private accounts since 1976 for a diverse group of clients, including individuals, corporations, municipalities and trusts. Eagle managed approximately $4.0 billion for these clients as of September 30, 1997. In addition to advising private accounts, Eagle acts as investment subadviser to mutual funds, including Heritage Income-Growth Trust, Heritage Series Trust-Small Cap Stock Fund, Heritage Series Trust-Growth Equity Fund, Heritage Series Trust-Mid Cap Growth Fund, Heritage Series Trust-Value Equity and Heritage Capital Appreciation Trust (although no assets currently are allocated to Eagle for the latter fund) and three variable annuity portfolios (Eagle Core Equity Series and Eagle Small Cap Equity Series for Jackson National Life and Eagle Value Equity Portfolio for Golden Select). Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

Eagle has entered into a subadvisory agreement with Martin Currie Inc., a New York corporation, to furnish a continuous investment program for the Portfolio. The Subadviser is a wholly owned subsidiary of Martin Currie Limited, a private limited company incorporated in Scotland. Martin Currie Limited is one of Scotland's largest professional money managers and, together with the Subadviser, has $10.2 billion under management as of September 30, 1997. Since 1881, Martin Currie Limited and its predecessors have focused on providing their clients with investment management services. The Subadviser makes investment decisions on behalf of the Portfolio and places all orders for purchases and sales of securities of the Portfolio. Under the agreement, the Subadviser receives an annual fee from Eagle based on the Portfolio's average daily net assets of .50% on the first $100 million of assets and .40% thereafter.

Investment decisions for the Portfolio are made by a Committee of the Subadviser organized for that purpose, and no single person is primarily responsible for making recommendations to the Committee. The Committee is subject to the general oversight of the Subadviser, Eagle and the Trustees.

                                P R O S P E C T U S

In selecting broker-dealers, the Subadviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, the Subadviser may consider sales of shares of the Portfolio as a factor in the selection of broker-dealers. See "Brokerage Practices" in the SAI. The Portfolio pays all Portfolio expenses that are not assumed by Eagle, including Trustees' fees and auditing, legal, custodian and transfer agency expenses. Payments under the Portfolio's Distribution Plan are borne by the Portfolio.

Heritage Asset Management, Inc. ("Heritage"), an affiliate of Eagle, is the Portfolio's transfer agent (the "Transfer Agent"). Heritage also is a wholly owned subsidiary of Raymond James Financial, Inc. In addition to its duties as Transfer Agent, Heritage also may provide certain administrative services for the Portfolio. Heritage receives a fee from Eagle for performing these administrative services for the Portfolio.

DISTRIBUTION PLAN

The Portfolio, on behalf of the Eagle Class, has adopted an Eagle Class Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that permits the Portfolio to compensate Raymond James & Associates, Inc. ("Distributor"), for services provided and expenses incurred by it in promoting the sale of Eagle Class shares, reducing redemptions, or maintaining or improving services provided to shareholders by the Distributor or participating dealers. The Plan provides for payments by the Portfolio to the Distributor at the annual rate of up to .75% of the Eagle Class's average daily net assets, subject to the authority of the Trustees to reduce the amount of payment or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Trustees. If the Plan is terminated, the obligation of the Portfolio to make payments to the Distributor pursuant to the Plan will cease.

In order to compensate dealers, including for this purpose certain financial institutions, for services provided in connection with the maintenance of shareholder accounts, the Plan also authorizes the payment by the Portfolio to the Distributor at an annual rate of up to .25% of the Eagle Class's average net asset value.

ORGANIZATION AND HISTORY

The Portfolio is one of the separate series of shares ("Series") of Heritage Series Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on October 28, 1992. The Trust is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Each share has one vote, with fractional shares voting proportionally. In matters affecting only a particular Series or class of Series shares, only shares of that Series or class of Series shares are entitled to vote. Any Series may suspend the sale of its shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders of at least 10% of the outstanding shares can call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

The Portfolio offers other classes of shares that have different sales charges and other expenses. All Portfolio shares issued prior to December 26, 1995 are designated Eagle Class shares. To obtain more information about the other classes of shares offered by the Portfolio, you may contact Heritage at (800) 421-4184 or a registered representative of the Distributor, a participating dealer, or participating bank.

ABOUT YOUR INVESTMENT

HOW TO BUY SHARES

Initial purchases for any account may be made by sending a signed and completed Eagle New Account Document to Eagle International Equity Portfolio-Eagle Class, P.O. Box 10520, St. Petersburg, FL 33733. Upon receipt and acceptance by Eagle of the Eagle New Account Document, the Transfer Agent will place your

                                P R O S P E C T U S
order for Eagle Class shares. Payment for initial purchases must be made within three business days of the receipt of your order.

Subsequent purchases may be made (1) through the Distributor, or through a participating dealer or participating bank by placing an order for Eagle Class shares with the Distributor, a participating dealer or participating bank and making payment within three business days of purchase to the Distributor, participating dealer or participating bank, or (2) by making a check payable to the Portfolio and sending it to Eagle International Equity Portfolio, P.O. Box 10520, St. Petersburg, FL 33733. Certificates evidencing share ownership will be provided only upon request.

Orders accepted by the Distributor, participating dealer or participating bank before the close of regular trading on the New York Stock Exchange
("Exchange") -- generally 4:00 p.m. New York City time -- and orders received by a participating dealer or participating bank prior to the close of regular trading on the Exchange and transmitted to the Distributor prior to 5:00 p.m. on that day will be executed at the net asset value as determined as of the close of regular trading on the Exchange on that day. Orders accepted after the close of regular trading on the Exchange will be executed at the net asset value determined as of the close of regular trading on the Exchange on the next trading day. Normally, orders will be accepted upon receipt of funds and will be executed at the net asset value next determined after such order is received. The Portfolio reserves the right to refuse any order in whole or in part, if the Portfolio determines that it is in its best interests.

MINIMUM INVESTMENT REQUIRED. The minimum initial investment in the Eagle Class is $50,000 ($25,000 for investors who have $100,000 or more with Eagle in individually managed accounts when aggregated with the investor's investment in the Portfolio). Additional investments into an existing Eagle Class account must meet a $1,000 minimum. If your account value falls below $20,000 as a result of one or more redemptions, the Portfolio may redeem your shares and send you the proceeds after giving you 30 days' notice during which period you may increase your investment to the required $20,000 account minimum. Eagle reserves the right, at its discretion, to waive the minimum investment required.

HOW TO SELL SHARES

You can sell your shares to the Eagle Class any day the Exchange is open, either directly to the Portfolio or through the Distributor, a participating dealer or participating bank. If you are selling shares that have recently been purchased by personal check, the Portfolio may delay mailing you the proceeds of the sale until the purchase check has cleared, which may take up to fifteen days.

SELLING SHARES DIRECTLY TO THE PORTFOLIO. Send a signed letter of instruction or stock power form to Eagle International Equity Portfolio, P.O. Box 10520, St. Petersburg, FL 33733, stating the amount or number of Eagle Class shares you want redeemed and your account number. Any certificates representing shares that you want to sell must be included with your written instructions, and either the certificates must be endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power must be attached. The price you will receive is the next net asset value calculated after the Portfolio receives your request in proper form. To receive that day's net asset value, the Transfer Agent must receive your request before the close of regular trading on the Exchange. If you sell shares having a net asset value of $100,000 or more, or if you want your redemption proceeds sent to an address other than your account's address of record, signatures of the account's registered owners or their legal representative must be guaranteed by a bank, broker-dealer or certain other financial institutions that are deemed acceptable by the Transfer Agent under its current signature guarantee program. See the SAI for more information about where to obtain a signature guarantee. The Transfer Agent usually requires additional documentation for the sale of shares by a corporation, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

THE PORTFOLIO USUALLY SENDS YOU PAYMENT FOR YOUR SHARES THE BUSINESS DAY AFTER YOUR REQUEST IS RECEIVED. The Portfolio has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension, you may

                                P R O S P E C T U S
either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

SELLING SHARES THROUGH YOUR INVESTMENT DEALER. You also may redeem shares through the Distributor, a participating dealer or participating bank. Your dealer must receive your request before the close of regular trading on the Exchange and transmit it to the Portfolio before 5:00 p.m. New York City time to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation, and may charge for its service.

SYSTEMATIC WITHDRAWAL PLAN. Withdrawal plans are available which provide for monthly, quarterly, semi-annual or annual withdrawals of $250 or more. Under these plans, shares of the Eagle Class are redeemed to provide the amount of the periodic withdrawal payment. The amounts of withdrawals are not necessarily related to dividends paid by the Eagle Class. Thus, these withdrawals may exceed dividends and may result in a depletion of the shareholder's original investment in the Eagle Class. The withdrawal plan may be amended or terminated at any time by the shareholder or the Eagle Class on notice, and will terminate if the Portfolio is notified of the shareholder's death. For the shareholder's protection, any change of payee must be in writing. Accounts using this withdrawal plan are subject to the minimum balance requirements. See "How to Buy Shares -- Minimum Investment Required." Please contact a registered representative of the Distributor or a participating dealer or participating bank for further information. For more information on the Systematic Withdrawal Plan, see "Redeeming Shares -- Systematic Withdrawal Plan" in the SAI.

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the Exchange each day it is open. Securities and other assets for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Portfolio calculates its daily net asset value per share. Although the Portfolio values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis.

Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur that affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the Board.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

The Portfolio distributes any net investment income at least annually. The Portfolio distributes all net realized capital gains, and any net realized gains from foreign currency transactions, after the end of the year in which the gains are realized. Distributions from net capital gains are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS. You can: (1) receive all distributions in additional Eagle Class shares; (2) receive distributions from net investment income in cash and receive other distributions (that is, distributions from net capital gains and net realized foreign currency gains) in additional Eagle Class shares; or (3) receive all distributions in cash. You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option, all distributions will be paid in additional Eagle Class shares. You will receive a statement confirming distributions in additional Eagle Class shares promptly following the period in which the distribution occurs.

                                P R O S P E C T U S

If a check representing a distribution remains outstanding for more than six months, the Transfer Agent reserves the right to redeposit those funds into the shareholder's account. Similarly, if your distribution check is returned as "undeliverable," distributions automatically will be made to you in additional Eagle Class shares.

The Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all other requirements that are necessary for it to be relieved of Federal taxes on income and gains it distributes to shareholders.

The Portfolio's distributions will be taxable to you as ordinary income, except for distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), which will be taxed to you as long-term capital gain, regardless of how long you have held your shares. Distributions will be so taxable whether received in cash or in additional Portfolio shares. Early each year, the Portfolio will notify you of the amount and tax status of distributions paid to you by the Portfolio for the preceding year (and the extent, if any, to which you may claim a deduction or credit for foreign taxes paid by the Portfolio for that year). The information regarding capital gain distributions designates the portions of those distributions that are subject to
(1) the 20% maximum rate of tax (10% for investors in the 15% marginal tax bracket) enacted by the Taxpayer Relief Act of 1997 ("Tax Act"), which applies to non-corporate taxpayers' net capital gain on securities and other capital assets held for more than 18 months, and (2) the 28% maximum tax rate, applicable to such gain on capital assets held for more than one year and up to 18 months (which, prior to enactment of the Tax Act, applied to all such gain on capital assets held for more than one year).

The foregoing is a summary of some of the important Federal income tax considerations generally affecting the Eagle Class and its shareholders. See the SAI for a further discussion. You should consult your tax adviser to determine the precise effect of an investment in the Eagle Class on your particular tax situation (including possible liability for state and local taxes).

SHAREHOLDER INFORMATION

Heritage and Eagle have taken steps that they believe are reasonably designed to address any adverse impact on the Funds due to the potential failure of computer programs used by Heritage, Eagle and the Funds' service providers as a result of the advent of the year 2000.

                                P R O S P E C T U S

No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, Eagle Asset Management, Inc. or Raymond James & Associates, Inc. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                                P R O S P E C T U S

EAGLE INTERNATIONAL EQUITY PORTFOLIO

P.O. Box 10520
St. Petersburg, FL 33733

INVESTMENT ADVISER

Eagle Asset Management, Inc.
P.O. Box 10520
St. Petersburg, FL 33733
(800) 237-3101

INVESTMENT SUBADVISER

Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh, Scotland EH1 2ES

DISTRIBUTOR

Raymond James & Associates, Inc.
P.O. Box 12749
St. Petersburg, FL 33733
(813) 573-3800

TRANSFER AGENT/
DIVIDEND DISBURSING AGENT

Heritage Asset Management, Inc.
P.O. Box 33022
St. Petersburg, FL 33733

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 1912
Boston, MA 02105

LEGAL COUNSEL

Kirkpatrick & Lockhart LLP

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
                           EAGLE INTERNATIONAL EQUITY
                                   PORTFOLIO

                             EAGLE CLASS OF SHARES

                                   PROSPECTUS

                                 March 2, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                   EAGLE CLASS

         This Statement of Additional Information ("SAI") dated March 2, 1998, should be read with the Prospectus of Eagle International Equity Portfolio Eagle Class dated March 2, 1998. The Eagle International Equity Portfolio also offers additional classes of shares, which are not discussed in this SAI. This SAI is not a prospectus itself. To receive a copy of the Eagle Class Prospectus, write to Eagle Asset Management, Inc. at the address below, or call (800) 237-3101.

                          Eagle Asset Management, Inc.
                                 P.O. Box 10520
                              880 Carillon Parkway
                          St. Petersburg, Florida 33733

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

GENERAL INFORMATION.........................................................1
INVESTMENT INFORMATION......................................................1
         Investment Objective...............................................1
         Investment Policies................................................1
         Industry Classifications..........................................12
INVESTMENT RESTRICTIONS....................................................12
NET ASSET VALUE............................................................14
PERFORMANCE INFORMATION....................................................15
INVESTING IN THE EAGLE CLASS...............................................17
REDEEMING SHARES...........................................................17
         Systematic Withdrawal Plan........................................17
         Redemptions in Kind...............................................18
TAXES......................................................................18
PORTFOLIO INFORMATION......................................................21
         Trustees and Officers.............................................21
         Five Percent Shareholders.........................................24
         Investment Adviser; Subadviser....................................24
         Brokerage Practices...............................................26
         Distribution of Shares............................................27
         Administration of the Portfolio...................................29
         Potential Liability...............................................29
APPENDIX..................................................................A-1
REPORT OF THE INDEPENDENT ACCOUNTANTS.....................................A-5
FINANCIAL STATEMENTS......................................................A-6

GENERAL INFORMATION
-------------------

         Heritage Series Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated October 28, 1992. Eagle International Equity Portfolio (the "Portfolio") is one of the Trust's separate investment portfolios. The Portfolio offers the Eagle Class of shares, sold without a sales load ("Eagle Class"). The Portfolio offers additional classes of shares not covered in this SAI. To obtain more information about the other classes of shares, call (800) 421-4184.

         The Portfolio is structured to combine the regional and global presence of larger, well-known companies in established markets with the potentially rapid growth of companies in the expanding economies of many emerging countries.

         Eagle Asset Management, Inc., the Portfolio's investment adviser ("Eagle"), has retained Martin Currie Inc. as the Portfolio's investment subadviser (the "Subadviser"). The Subadviser's parent company, Martin Currie Limited, is a privately owned international advisory firm that was established in 1881. Martin Currie Limited, coupled with the Subadviser, employs more than 30 investment professionals who comprise six geographic investment teams that service more than $10.2 billion in investors' assets.

         The Subadviser uses a top down country allocation and a bottom up stock selection process. In choosing countries in which to invest assets, the Subadviser considers the major economic trends in that country, any political and economic changes in the country and the country's capital flows. In choosing individual companies, the Subadviser, based on a growth style with a value component, considers the company's business strategy, relative value and earnings momentum.

INVESTMENT INFORMATION
----------------------

         INVESTMENT OBJECTIVE
         --------------------

         The Portfolio's investment objective, as described in the Prospectus, is capital appreciation. Income is an incidental consideration. The Portfolio seeks to achieve this objective principally through investment in an international portfolio of equity securities.

         INVESTMENT POLICIES
         -------------------

AMERICAN DEPOSITORY RECEIPTS ("ADRS"), EUROPEAN DEPOSITORY RECEIPTS ("EDRS"), GLOBAL DEPOSITORY RECEIPTS ("GDRS") AND INTERNATIONAL DEPOSITORY RECEIPTS ("IDRS")
--------------------------------------------------------------------------------

         The Portfolio may invest in sponsored or unsponsored ADRs, EDRs, GDRs, IDRs or other similar securities representing interests in or convertible into securities of foreign issuers ("Depository Receipts"). ADRs, EDRs, GDRs and IDRs are receipts that represent interests in or are convertible into securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

         ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

         EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts. Depository Receipts also involve the risks of other investments in foreign securities, as discussed below.

CONVERTIBLE SECURITIES
----------------------

         The Portfolio may invest in convertible securities as described in the Prospectus. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Subadviser, on behalf of the Portfolio, will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, an evaluation of the relative attractiveness of the current price of the underlying common stock, and a judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which the Portfolio may invest include corporate bonds, notes and preferred stock that can be converted into (exchanged for) common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

FORWARD COMMITMENTS
-------------------

         As described in the Prospectus under the caption "Other Investment Policies and Risk Factors - Forward Commitments, When- Issued and Delayed Delivery Transactions," the Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), if the Portfolio either (1) holds, and maintains until the settlement date in a segregated account, cash or high grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. When such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in a loss to the Portfolio of an advantageous yield or price. Although the Portfolio generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, the Portfolio may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

FUTURES AND FORWARD TRANSACTIONS
--------------------------------

         The Prospectus describes the Portfolio's use of forward contracts and futures contracts. See "Other Investment Policies and Risk Factors - Futures Transactions; Foreign Currency Transactions," in the Prospectus. The following discussion relates to the use of such strategies by the Portfolio.

         COVER. Transactions using forward contracts and futures contracts expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward contract or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         FORWARD CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date the forward contract is agreed upon by the parties, at a price set at the time the forward contract is entered into. Forward contracts are traded directly between the Portfolio and a contra party (usually a large commercial bank). Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward contract, it relies on its contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

         The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign exchange rates. Since investment in foreign companies will usually involve foreign currencies, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Portfolio as measured in U.S. dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Accordingly, the Portfolio may use currency forward contracts:

         1. When the Subadviser wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency; or

         2. When the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency.

         As to the first circumstance, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency or anticipates receiving a dividend or interest payment in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying securities transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

         Under the second circumstance, when the Subadviser believes that the currency of a particular country may suffer a substantial decline, the Portfolio could enter into a forward contract to sell for a fixed U.S. dollar amount the amount of the foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.

         The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

         Of course, the Portfolio is not required to enter into forward contracts and will not do so unless deemed appropriate by the Subadviser. The Portfolio generally will not enter into a forward contract with a term of greater than one year. The Portfolio's ability to engage in forward contracts may be limited by tax considerations.

         FUTURES CONTRACTS. The Portfolio may only purchase or sell stock index or currency futures contracts. A futures contract sale creates an obligation by the seller to deliver the type of commodity, currency or financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying security or currency in a specified delivery month at a stated price. A stock index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges
-- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of a contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

         The purchase (that is, a long position) or sale (that is, a short position) of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser or seller realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         The Portfolio may engage in transactions in futures contracts for the purpose of hedging against changes in the values of securities it owns or intends to acquire. The Portfolio may sell stock index futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling securities. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads. The sale of futures contracts provides an alternative means of hedging the Portfolio against a decline in the value of its investments. As such values decline, the value of the Portfolio's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolio's securities that are being hedged. While the Portfolio will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the sale of securities. Employing futures as a hedge may also permit the Portfolio to assume a defensive posture without selling securities.

         CURRENCY FUTURES. A currency futures contract sale creates an obligation by the Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a stated price. A currency futures contract purchase creates an obligation by the Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a stated price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of the currency futures contract is effected by entering into an offsetting purchase or sale transaction.

         STOCK INDEX FUTURES. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

         The Portfolio may engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities held in the Portfolio's portfolio or that the Portfolio intends to purchase.

         The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio's portfolio diverges from the securities included in the applicable index. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the stock index. It is also possible that, where the Portfolio has sold futures contacts to hedge its securities against decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

         Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before the Portfolio is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         LIMITATIONS ON THE USE OF FUTURES PORTFOLIO STRATEGIES. If the Portfolio enters into futures contracts for other than BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin required to establish these positions may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account any unrealized profits and unrealized losses on any such contracts it has entered into. This limitation does not limit the percentage of the Portfolio's assets at risk to 5%.

         The Portfolio's ability to engage in the futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purpose set forth above. Furthermore, the Portfolio's ability to engage in futures transactions may be limited by tax considerations.

FUTURES AND FORWARD TRANSACTIONS - RISK FACTORS
-----------------------------------------------

         FUTURES AND FORWARD CONTRACTS. Investment by the Portfolio in futures and forward contracts (collectively "Hedging Instruments") involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures or forward contract and the price of the security or currency being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures or forward contract moves more than the price of the hedged security or currency, the Portfolio would experience either a loss or gain on the future or forward that is not completely offset by movements in the price of the hedged securities or currency. To compensate for imperfect correlation, the Portfolio may purchase or sell futures or forward contracts in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the futures or forward contracts. Conversely, the Portfolio may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the futures or forward contracts.

         Futures or forward contracts may be used to hedge against a possible increase in the price of securities or currencies that the Portfolio anticipates purchasing. In such instances, it is possible that the market may instead decline. If the Portfolio does not then invest in such securities or currencies because of concern as to possible further market decline or for other reasons, the Portfolio may realize a loss on the futures or forward contract that is not offset by a reduction in the price of the securities or currencies purchased.

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

         The successful use of transactions in futures and forward contracts also depends on the ability of the Subadviser to forecast correctly the direction and extent of stock market and currency exchange rate movements within a given time frame. To the extent prices or rates remain stable during the period in which a futures or forward contract is held by the Portfolio or such prices or rates move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities or currency position. As a result, the Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction.

         FOREIGN CURRENCY STRATEGIES. The Portfolio may use futures on foreign currencies and forward contracts to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Portfolio might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Portfolio may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which its Subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of futures contracts and forward contracts depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts or forward contracts, the Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts until they reopen.

         Settlement of futures contracts and forward contracts involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

ILLIQUID SECURITIES
-------------------

         As stated in the Prospectus, the Portfolio will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days.

LOANS OF PORTFOLIO SECURITIES
-----------------------------

         The Portfolio may loan its securities to broker-dealers or other financial institutions. The collateral for the Portfolio's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loan. The Portfolio may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Portfolio could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement the Portfolio's income through investment of the cash collateral in short-term interest bearing obligations.

LOWER RATED SECURITIES-RISK FACTORS
-----------------------------------

         The Portfolio may invest in convertible securities that are rated below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are considered by the Subadviser to be below investment grade (sometimes referred to as "junk bonds"). The prices of these lower rated securities tend to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals, or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Portfolio may incur additional expenses to seek recovery. In addition, lower rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security.

         To the extent that there is no established retail secondary market, there may be thin trading of lower rated securities. This may lessen the Portfolio's ability to accurately value these securities and its ability to dispose of these securities. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yielding securities, especially in a thinly-traded market. Certain lower rated securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties; thus, the responsibilities of the Board of Trustees to value lower rated securities in the Portfolio becomes more difficult with judgment playing a greater role.

         Frequently, the higher yields of lower rated securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the lower rated securities market and on the market value of the lower rated securities held by the Portfolio, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings. Proposed new laws may impact the market for lower rated fixed income securities.

PREFERRED STOCK
---------------

         Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth is limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances, it can be changed or omitted by the issuer at any time.

REPURCHASE AGREEMENTS
---------------------

         The Portfolio may invest in repurchase agreements. The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement, and the Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio's custodian bank.

SHORT-TERM INVESTMENTS
----------------------

         EURO/YANKEE BONDS. The Portfolio may invest in dollar denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). Investment in Eurobonds and Yankee bonds entail certain risks similar to investment in foreign securities in general, as discussed in the Prospectus.

         MONEY MARKET INSTRUMENTS. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit are made only with domestic institutions with assets in excess of $1.0 billion. See the Appendix for a description of commercial paper ratings

WARRANTS AND RIGHTS
-------------------

         The Portfolio may purchase rights and warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The Portfolio currently does not intend to invest more than 5% of its net assets in warrants. However, the Portfolio also may invest in warrants or rights acquired by the Portfolio as part of a unit or attached to securities at the time of purchase without limitation. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
---------------------------------------------

         As described in the  Prospectus  under "Other  Investment  Policies and
Risk Factors--Forward Commitments, When-Issued and Delayed Delivery Transactions," the Portfolio may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Portfolio purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Portfolio's custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of the Portfolio's when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Portfolio will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Portfolio will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

NOTE ON SHAREHOLDER APPROVAL
----------------------------

         Unless otherwise indicated, the investment policies of the Portfolio may be changed without shareholder approval.

INDUSTRY CLASSIFICATIONS
------------------------

         For purposes of determining industry classifications, the Portfolio may rely upon classifications established by Eagle that are based upon classifications contained in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC") and in the Standard & Poors Industry Classifications. The Portfolio also may rely upon classifications established by the Subadviser.

INVESTMENT RESTRICTIONS
-----------------------

         In addition to the limits disclosed in "Investment Policies" above and the investment limitations described in the Prospectus, the Portfolio is subject to the following investment limitations, which are fundamental policies of the Portfolio and may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The Portfolio will not:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Portfolio's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure, such as to facilitate the meeting of higher redemption requests than anticipated (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. As a matter of nonfundamental investment policy, the Portfolio may not make any additional investments if, immediately after such investments, outstanding borrowings of money would exceed 5% of the current value of the Portfolio's total assets.

         (2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by the Portfolio of initial or variation margin in connection with futures contracts, forward contracts or options is not considered the purchase of a security on margin.)

         (3) Make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in connection with its use of options, futures contracts, forward contracts and options on futures contracts, and the Portfolio may sell short "against the box."

         (4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

         (6) Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell forward contracts, futures contracts, options and foreign currency.

         (7) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Portfolio's portfolio securities.

         (8) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities.

         (9) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

         (10) Concentrate more than 25% of the value of its total assets in any one industry.

         (11) The Portfolio may not issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Portfolio or with respect to transactions involving options, futures, forward currency contracts or other financial instruments.

         It is contrary to the Trust's present policy with respect to the Portfolio, which may be changed by the Trustees without shareholder approval, to:

          (1) Invest more than 10% of its total assets in securities of other investment companies. For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. (Under the 1940 Act, no registered investment company may (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.) In addition, the Portfolio may invest in the securities of other investment companies in connection with a merger, consolidation or acquisition of assets or other reorganization approved by the Portfolio's shareholders. The Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

         All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

NET ASSET VALUE
---------------

         Net asset value per Portfolio share is determined daily Monday through Friday, except for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as of the close of regular trading on the New York Stock Exchange (the "Exchange") by dividing the value of the Portfolio's securities plus any cash or other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent.

         A security listed or traded on an exchange is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the last reported bid price is used. All other securities for which over-the-counter market quotations are readily available are valued at the last reported bid price. When market quotations for futures positions held by the Portfolio are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to be reliable, are valued at fair value as determined in good faith by the Board of Trustees. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

         All securities and other assets quoted in foreign currency and forward currency contracts are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolio's custodian. Foreign currency exchange rates generally are determined prior to the close of the Exchange. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the Exchange, which events will not be reflected in a computation of the Portfolio's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. The foreign currency exchange transactions of the Portfolio conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

         The Portfolio is open for business on days on which the Exchange is open for business ("Business Day"). Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the Portfolio's close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign capital markets on days that are not Business Days and on which the Portfolio's net asset value is not calculated. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

         The Board of Trustees may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practical for the Portfolio fairly to determine the value of its net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of the shares.

PERFORMANCE INFORMATION
-----------------------

         The Eagle Class's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes used in the Portfolio's advertising and promotional materials are calculated according to the following formula:

                                  P(1+T)n = ERV

       where:  P        =       a hypothetical initial payment of $1,000
               T        =       average annual total return
               n        =       number of years
               ERV      =       ending   redeemable  value  of  a
                                hypothetical  $1,000 payment made at
                                the  beginning  of the period at the
                                end of that period.

         Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. The average annualized total return for the Eagle Class of the Portfolio for the period May 1, 1995 (commencement of operation) to October 31, 1997 and for the year ended October 31, 1997 was 9.16% and 9.98%, respectively.

         In connection with communicating its total return to current or prospective shareholders, the Eagle Class also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The Eagle Class may compare its return to relevant global, international and domestic indices. Examples include, but are not limited to, the Morgan Stanley Capital International World Index (containing more than 1,400 securities listed on the exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East), the Morgan Stanley Capital International Europe, Australia, Far East Index (containing over 1,000 companies representing the stock markets of Europe, Australia, and the Far East), and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") (containing 500 of the largest U.S. companies). These indices are widely followed, capitalization weighted indexes of publicly traded stocks. All index returns are translated into U.S. dollars.

         The Eagle Class also may from time to time include in advertising and promotional materials total return figures that are not calculated according to the formula set forth above. For example, in comparing the Eagle Class's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or with such market indices as the Dow Jones Industrial Average and the S&P 500, the Eagle Class calculates its aggregate total return for the specified periods of time by assuming an investment of $10,000 in Eagle Class shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Eagle Class cumulative return using this formula for the period May 1, 1995 (commencement of operations) to October 31, 1997 and for the year ended October 31, 1997 was 24.54% and 9.98%, respectively.

INVESTING IN THE EAGLE CLASS
----------------------------

         Shares are sold at their next determined net asset value on days the Exchange is open for business. The procedure for purchasing shares of the Eagle Class is explained in the Prospectus under "How to Buy Shares." The Portfolio's distributor, Raymond James & Associates, Inc. ("RJA" or the "Distributor") has agreed that it will hold the Portfolio harmless in the event of loss as a result of cancellation of trades in Portfolio shares by the Distributor, its affiliates or its customers.

REDEEMING SHARES
----------------

         The methods of redemption are described in the section of the Prospectus entitled "How to Sell Shares."

         Signatures on written redemption requests exceeding $100,000, on any certificates for shares (or an accompanying stock power), and on any redemption requests to be sent to an address other than the account's address of record must be guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions which are deemed acceptable by Heritage Asset Management, Inc., the Portfolio's transfer agent ("Transfer Agent" or "Heritage"), under its current signature guarantee program.

         SYSTEMATIC WITHDRAWAL PLAN
         --------------------------

         Shareholders may also elect to make systematic withdrawals from their Eagle Class account of a minimum of $250 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from the shareholder's account to provide the withdrawal amount specified. The Systematic Withdrawal Plan is not currently available for shares held in an IRA, simplified employee pension plan or other retirement plan. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or Transfer Agent. Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on the 5th or 20th day of each month, whichever is applicable based upon the date the Shareholder elects to receive payments. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed on the next business day following redemption. If shareholders elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be automatically reinvested in Eagle Class shares. Shareholders may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the Distributor or the Transfer Agent. The Eagle Class, the Transfer Agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of the original investment may be correspondingly reduced.

         Ordinarily, shareholders should not purchase additional shares of the Eagle Class if maintaining a Systematic Withdrawal Plan because they may incur tax liabilities in connection with such purchases and withdrawals. The Eagle Class will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals.

         REDEMPTIONS IN KIND
         -------------------

         The Portfolio is obligated to redeem shares of the Eagle Class for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Eagle Class's net asset value, whichever is less. Any redemption beyond this amount will also be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Portfolio will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as a Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving portfolio instruments could receive less than the redemption value of their securities and could incur certain transaction costs.

TAXES
-----

         GENERAL. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Portfolio -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

         If Portfolio shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

         The Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         INCOME FROM FOREIGN SECURITIES. Dividends and interest received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to any such election, the Portfolio would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders shortly after each taxable year their respective shares of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Pursuant to the Tax Act, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Portfolio may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of a PFIC's stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

         Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its shareholders.

         HEDGING STRATEGIES. The use of hedging strategies, such as purchasing and selling futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Portfolio realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in futures and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Certain futures in which the Portfolio may invest will be "section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of each taxable year must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. The 60% portion of that capital gain that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain of 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. Code section 1092 (dealing with straddles) also may affect the taxation of futures contracts in which the Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of straddle transactions are not entirely clear.

         If the Portfolio has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

PORTFOLIO INFORMATION
---------------------

         TRUSTEES AND OFFICERS. Trustees and officers are listed with their addresses, principal occupations, ages and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), RJA, Eagle and Heritage.


                                    Position with                   Principal Occupation
            Name                    the Trust                       During Past Five Years
            ----                    ---------                       ----------------------

  Thomas A. James (55)*               Trustee                 Chairman   of  the  Board   since   1986  and  Chief
  880 Carillon Parkway                                        Executive  Officer  since 1969 of RJF;  Chairman  of
  St. Petersburg, FL                                          the Board of RJA since  1986;  Chairman of the Board
  33716                                                       of Eagle since 1984 and Chief  Executive  Officer of
                                                              Eagle, 1994 to 1996.

  Richard K. Riess (48)*              Trustee                 Chief   Executive   Officer  of  Eagle  since  1996,
  880 Carillon Parkway                                        President,   1995  to   present,   Chief   Operating
  St. Petersburg, FL  33716                                   Officer,  1988 to 1996,  Executive  Vice  President,
                                                              1988 to 1993.

  Donald W. Burton (53)               Trustee                 President  of  South  Atlantic  Capital  Corporation
  614 W. Bay Street                                           (venture capital) since 1981.
  Suite 200
  Tampa, FL  33606

  C. Andrew Graham (57)               Trustee                 Vice  President  of  Financial  Designs  Ltd.  since
  Financial Designs, Ltd.                                     1992;   Executive  Vice  President  of  the  Madison
  1775 Sherman Street                                         Group,  Inc.,  1991  to  1992;  Principal  of  First
  Suite 1900                                                  Denver Financial  Corporation  (investment  banking)
  Denver, CO  80203                                           since 1987.

  David M. Phillips (58)              Trustee                 Chairman   and  Chief   Executive   Officer  of  CCC
  World Trade Center                                          Information   Services,   Inc.  since  1994  and  of
    Chicago                                                   InfoVest  Corporation  (information  services to the
  444 Merchandise Mart                                        insurance   and   auto   industries   and   consumer
  Chicago, IL  60654                                          households) since 1982.

  Eric Stattin (64)                   Trustee                 Litigation  Consultant/Expert  Witness  and  private
  2587 Fairway Village Drive                                  investor since 1988.
  Park City, UT  84060

  James L. Pappas (54)                Trustee                 Lykes  Professor  of Banking and Finance  since 1986
  University of South Florida                                 at University of South  Florida;  Dean of College of
  College of Business                                         Business Administration 1987 to 1996.
    Administration
  Tampa, FL  33620



                                       -22-


                                    Position with                   Principal Occupation
            Name                    the Trust                       During Past Five Years
            ----                    ---------                       ----------------------

  Stephen G. Hill (38)               President                Chief  Executive  Officer and  President of Heritage
  880 Carillon Parkway                                        since 1989 and  Director  since  1994;  Director  of
  St. Petersburg, FL  33716                                   Eagle since 1995.

  Donald H. Glassman (40)            Treasurer                Treasurer  of  Heritage  since  1989;  Treasurer  of
  880 Carillon Parkway                                        Heritage Mutual Funds since 1989.
  St. Petersburg, FL  33716

  Clifford J. Alexander (53)         Secretary                Partner, Kirkpatrick & Lockhart LLP (law firm).
  1800 Massachusetts Ave., NW
  Washington, DC  20036

  Patricia Schneider (56)            Assistant                Compliance Administrator of Heritage.
  880 Carillon Parkway               Secretary
  St. Petersburg, FL  33716

  Robert J. Zutz (45)                Assistant                Partner, Kirkpatrick & Lockhart LLP (law firm).
  1800 Massachusetts Ave., NW        Secretary
  Washington, DC  20036



------------------

* These Trustees are "interested persons" as such term is defined under the 1940 Act.

         The Trustees and officers of the Trust, as a group, own less than 1% of Eagle Class shares. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         The Portfolio currently pays Trustees who are not "interested persons" of the Trust $666.66 annually and $250 for each regular meeting attended in person, $41.66 for each meeting attended by telephone and a minimum fee of $1,000 for each special meeting attended (to be divided among the Funds for which the meeting was called). Trustees also are reimbursed for any expenses incurred in attending meetings. Because Heritage or Eagle, as applicable, performs substantially all of the services necessary for the operation of the Portfolio, the Portfolio requires no employees. No officer, director or employee of Heritage or Eagle receives any compensation from the Portfolio for acting as a director or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended October 31, 1997.


                               COMPENSATION TABLE

                                                                                                      Total Compensation
                                 Aggregate        Pension or Retirement                           From the Trust and the
                             Compensation From     Benefits Accrued as       Estimated Annual       Heritage Family of
       Name of Person,              the                Part of the               Benefits               Funds Paid
          Position                 Trust            Trust's Expenses         Upon Retirement            to Trustees
       --------------        -----------------     -------------------       ---------------      -----------------------

Donald W. Burton,                  $5,820                  $0                       $0                    $16,000
Trustee

C. Andrew Graham,                  $5,820                  $0                       $0                    $16,000
Trustee

David M. Phillips,                 $4,364                  $0                       $0                    $12,000
Trustee

Eric Stattin,                      $5,820                  $0                       $0                    $16,000
Trustee

James L. Pappas,                   $5,092                  $0                       $0                    $14,000
Trustee

Richard K. Riess,                    $0                    $0                       $0                      $0
Trustee

Thomas A. James,                     $0                    $0                       $0                      $0
Trustee


         FIVE PERCENT SHAREHOLDERS
         -------------------------

         As of January 31, 1998, no persons owned of record or beneficially 5% or more of the Portfolio's Eagle Class of shares.

         INVESTMENT ADVISER; SUBADVISER
         ------------------------------

         The Portfolio's investment adviser, Eagle Asset Management, Inc., was organized as a Florida corporation in 1976. All the capital stock of Eagle is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

         Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated February 14, 1995, between the Trust, on behalf of the Portfolio, and Eagle, and subject to the control and direction of the Trustees, Eagle is responsible for overseeing the Portfolio's investment and noninvestment affairs. Under a Subadvisory Agreement, the Subadviser, subject to direction by Eagle and the Board of Trustees, will provide investment advice and portfolio management services to the Portfolio for a fee payable by Eagle.

         Eagle also is obligated to furnish the Portfolio with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the Portfolios. Eagle and its affiliates also pay all the compensation of Trustees of the Trust who are employees of Eagle and its affiliates. The Portfolio pays all its other expenses that are not assumed by Eagle as described in the Prospectus. The Portfolio also is liable for such nonrecurring expenses as may arise, including litigation to which the Portfolio may be a party. The Portfolio also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

         The Advisory Agreement and the Subadvisory Agreement each were approved by the Trustees (including all of the Trustees who are not "interested persons" of Eagle or the Subadviser) and Eagle, as sole shareholder of the Portfolio, in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by
(1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Eagle, the Subadviser or the Trust, and by (2) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Portfolio. The Advisory and Subadvisory Agreement each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by Eagle to the Portfolio and the Subadvisory Agreement may be terminated on not less than 60 days' written notice by Eagle or 90 days' written notice by the Subadviser. Under the terms of the Advisory Agreement, Eagle automatically becomes responsible for the obligations of the Subadviser upon termination of the Subadvisory Agreement. In the event Eagle ceases to be the adviser of the Portfolio or the Distributor ceases to be principal distributor of the Portfolio's shares, the right of the Portfolio to use the identifying name of "Eagle" may be withdrawn.

         Eagle and the Subadviser shall not be liable to the Portfolio or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the Portfolio or for any losses that may be sustained in the purchase, holding or sale of any security.

         All of the officers of the Portfolio except for Messrs. Alexander and Zutz are officers or directors of Heritage, Eagle or their affiliates. These relationships are described under "Trustees and Officers."

         ADVISORY FEE. The annual investment advisory fee paid monthly by the Portfolio to Eagle is set forth in the Prospectus. Eagle has voluntarily agreed to waive management fees to the extent that the Portfolio's total operating expenses, exclusive of foreign taxes paid, exceed 2.60% of average daily net assets during the fiscal year ending October 31, 1998.

         For the period May 1, 1995 (commencement of operations) to October 31, 1995 and for the two fiscal years ended October 31, 1997, management fees amounted to $32,303, $189,777 and $351,913, respectively, and Eagle waived its fees in the amount of $32,303, $134,735 and $91,433, respectively, and was reimbursed expenses in the amount of $48,001 for the period ended October 31, 1995.

         Eagle has entered into an agreement with Martin Currie to provide investment advisory advice and portfolio management services to the Portfolio for a fee based on the Portfolio's average daily net assets paid by Eagle to Martin Currie equal to .50% on the first $100 million of assets and .40% thereafter, without regard to any reduction in fees actually paid to Eagle as a result of expense limitations. For the period May 1, 1995 (commencement of operations) to October 31, 1995 and the two fiscal years ended October 31, 1997, Eagle paid subadvisory fees of $16,152, $94,888 and $175,957, respectively.

         BROKERAGE PRACTICES
         -------------------

         While the Portfolio generally purchases securities for long-term capital gains, the Portfolio may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. The Portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. The Portfolio's turnover rates for the two years ended October 31, 1997 were 59% and 50%.

         Eagle and the Subadviser are responsible for the execution of the Portfolio's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the Portfolio necessarily will be paying the lowest commission or spread available. Rather, the Portfolio also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities, and any risk assumed by the executing broker.

         It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, Eagle or the Subadviser may give consideration to research, statistical and other services furnished by brokers to them for their use. In addition, Eagle or the Subadviser may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that they determine in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to Eagle or the Subadviser in connection with services to clients other than the Portfolio. The Portfolio also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the Portfolio to dealers on the basis of such research services.

         The Portfolio may use the Distributor or its affiliates or affiliates of the Subadviser as a broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor or its affiliates will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

         Eagle and the Subadviser also may select other brokers to execute portfolio transactions. In the over-the-counter market, the Portfolio generally deals with primary market-makers unless a more favorable execution can otherwise be obtained.

         Aggregate brokerage commissions paid by the Portfolio for the period May 1, 1995 (commencement of operations) to October 31, 1995 and the two fiscal years ended October 31, 1997 amounted to $31,027, $96,619, and $111,523, respectively.

         The Portfolio may not buy securities from, or sell securities to the Distributor or its affiliates as principal. However, the Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio may purchase securities that are offered in underwritings in which the Distributor or its affiliates are participants. The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of the Portfolio expenses of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, its affiliates or certain affiliates of the Subadviser, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

         Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits the Distributor from executing transactions on an exchange for the Portfolio except pursuant to written consent by the Portfolio.

         DISTRIBUTION OF SHARES
         ----------------------

         The Distributor and participating dealers or participating banks with whom it has entered into dealer agreements offer shares of the Portfolio as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Pursuant to its Distribution Agreement with the Trust on behalf of the Portfolio, the Distributor bears the cost of making information about the Portfolio available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling or servicing efforts. The

Portfolio pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

         As compensation for the services provided and expenses borne by the Distributor pursuant to the Distribution Agreement, the Portfolio pays the Distributor a distribution fee in an amount up to 1.00% of the Portfolio's average daily net assets in accordance with the Distribution Plan described below. The distribution fee is accrued daily and paid monthly. The Distributor intends to use .25 of 1% of this fee as a service fee to compensate participating dealers or participating banks including, for this purpose, certain financial institutions for services provided in connection with the maintenance of shareholder accounts.

         The Portfolio has adopted a Distribution Plan (the "Plan") that, among other things, permits it to pay the Distributor the monthly distribution fee out of its net assets to finance activity that is intended to result in the sale and retention of Eagle Class shares. As required by Rule l2b-1 under the 1940 Act, the Plan was approved by Eagle, as the sole shareholder of the Portfolio, and the Board of Trustees, including a majority of the Trustees who are not interested persons of the Portfolio (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees") after determining that there is a reasonable likelihood that the Portfolio and its shareholders will benefit from the Plan.

         The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Eagle Class of the Portfolio. The Trustees review quarterly a written report of Plan costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in the Plan that would materially increase the distribution cost to the Portfolio requires shareholder approval. For the period May 1, 1995 to October 31, 1995 and the two fiscal years ended October 31, 1997 the Distributor received Eagle Class 12b-1 fees of $32,303, $168,639, and $275,084, respectively.

         The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Portfolio may effect such termination by vote of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Independent Trustees. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Portfolio shall be committed to the discretion of such disinterested persons.

         The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         ADMINISTRATION OF THE PORTFOLIO
         -------------------------------

         ADMINISTRATIVE AND TRANSFER AGENT SERVICES. Eagle, subject to the control of the Trustees, will manage, supervise and conduct the administrative and business affairs of the Portfolio; furnish office space and equipment; oversee the activities of the Subadviser and the Portfolio's custodian and fund accountant; and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with Eagle and its affiliates. Eagle will also provide certain shareholder servicing activities for customers of the Portfolio. Heritage is the transfer and dividend disbursing agent for the Portfolio. The Portfolio pays Heritage a fee equal to its cost plus ten percent for its services as transfer and dividend disbursing agent. For the period May 1, 1995 (commencement of operations) to October 31, 1995 and the two fiscal years ended October 31, 1997, Heritage earned approximately $1,016, $7,745 and $8,242, respectively, for providing these services.

         Under a separate Administration Agreement between Eagle and Heritage, Heritage will provide certain noninvestment services to the Portfolio for a fee payable by Eagle equal to .10% on the first $100 million of average daily net assets, and .05% thereafter. For the period May 1, 1995 (commencement of operations) to October 31, 1995 and for the two fiscal years ended October 31, 1997, Heritage received from Eagle $10,417, $25,000, and $28,145, respectively, for these services.

         CUSTODIAN. State Street Bank and Trust Company, P. O. Box 1912, Boston, Massachusetts 02105, serves as custodian of the Portfolio's assets and provides portfolio accounting and certain other services.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Portfolio.

         INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 400 North Ashley Street, Suite 2800, Tampa, Florida 33602, are the independent public accountants for the Trust. The Financial Statements and Financial Highlights of the Trust for the fiscal year ended October 31, 1997 that appear in this SAI have been audited by Price Waterhouse LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing. The Financial Highlights and the Statement of Changes in Net Assets for the fiscal year ended October 31, 1995, and prior thereto were audited by other independent public accountants.

         POTENTIAL LIABILITY.
         --------------------

         Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Portfolio. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Portfolio. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Portfolio or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Portfolio's obligations, the Portfolio is required to use its property to protect or compensate the shareholder. On request, the Portfolio will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Portfolio. Therefore, financial loss resulting from liability as a shareholder will occur only if the Portfolio itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                    APPENDIX

CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS
------------------------------------------------------

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC Debt rated "BB," "B" and "CCC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating "CI" is reserved for income bonds on which no interest is being paid.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
------------------------------------------------------

         AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the Portfolios may invest are:

Description of Standard & Poor's Ratings Group's Commercial Paper Ratings
-------------------------------------------------------------------------

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

Description of Moody's Investors Service, Inc.'s Commercial Paper Ratings
-------------------------------------------------------------------------

Prime-l. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         The Report of the Independent Accountants and Financial Statements are incorporated herein by reference from the Eagle International Equity Portfolio's Annual Report to Shareholders for the fiscal year ended October 31, 1997, filed with the Securities and Exchange Commission on December 29, 1997, Accession No. 0000950144-97-013672.